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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 12, 2006

                                  UNIFI, INC.
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
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                 (State or other jurisdiction of incorporation)


            1-10542                                   11-2165495
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     (Commission File No.)                (IRS Employer Identification No.)



                            7201 WEST FRIENDLY AVENUE
                        GREENSBORO, NORTH CAROLINA 27410
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                    (Address of principal executive offices)


                                 (336) 294-4410
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS

              On May 12, 2006, Unifi, Inc. issued the press release attached hereto as Exhibit 99.1, which is hereby incorporated by reference into this
Item 8.01.



ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

       (d)    Exhibits

              EXHIBIT NO.        DESCRIPTION
              -----------        -----------
                 99.1            Press Release dated May 12, 2006.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            UNIFI, INC.


                                            By: /s/ Charles F. McCoy
                                                -----------------------------
                                                Name:  Charles F. McCoy
                                                       Vice President, Secretary
                                                       and General Counsel


Dated:  May 15, 2006


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                                 EXHIBIT INDEX



EXHIBIT NO.        DESCRIPTION
-----------        -----------
   99.1            Press Release dated May 12, 2006.